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                                STOCK CERTIFICATE


                          S A TELECOMMUNICATIONS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SAH5808                                                              7,000

                                  COMMON STOCK
                   TRANSFER SUBJECT TO LEGEND ON REVERSE SIDE
                                                        Cusip 783942 10 5

This certifies that 001264 CONG, AHAVAS TZEDACH VACHSED

is the owner of SEVEN THOUSAND SHARES OF SA TELECOMMUNICATIONS, INC.

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0001
PAR VALUE, OF

                          S A TELECOMMUNICATIONS, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Date:  SEPTEMBER 20TH, 1995


        SECRETARY         (CORPORATE SEAL)        CHIEF EXECUTIVE OFFICER


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                          S A TELECOMMUNICATIONS, INC.

                 TRANSFER FEE $12.00 PER NEW CERTIFICATE ISSUED

     A full statement of the relative rights, interests, preferences and restrictions of each class of stock will be furnished by the corporation to any shareholder upon written request, without charge.

     The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common  UNIF GIFT MIN ACT - ______Custodian_______
TEN ENT  --  as tenants by the entireties              (Cust)         (Minor)
JT TEN   --  as joint tenants with right of            under Uniform Gifts to
             survivorship and not as                   Minors Act____________
             tenants in common                                        (State)
               Additional abbreviations may also be used though not in the above list.

     For value received, __________________ hereby sell, assign and transfer unto

(Please insert Social Security or other identifying number of assignee_______

______________________________________________________________________________

______________________________________________________________________________
    (Please print or typewrite name and address including postal zip code of assignee)

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint________________________________________________________
______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:  _______________, 199___.

                                       Signature:

                                       X______________________________________

                                       X_______________________________________


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Signature Guarantee:

The Signature(s) should be Medallion Stamp guaranteed by an eligible guarantor institution pursuant to S.E.C. Rule 17AD-15.

SIGNATURE(S) GUARANTEED BY:




"These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or pursuant to an exemption from registration or an opinion of counsel satisfactory to the company that such registration is not required."